SGM HARD ASSET FUND

a series of SGM Funds

Supplement dated August 13, 2009

To Statement of Additional Information dated February 24. 2009

On August 12, 2009, the Board of Trustees of SGM Funds adopted the following additional non-fundamental investment clarification for the SGM Hard Asset Fund (the "Fund") with the purpose of more fully describing the investment restrictions of the Fund.  This is not meant to reflect a change in strategy in any way, rather it is a clarification of the Fund's strategy since inception.

In the Statement of Additional Information, the sub-section entitled "Non-Fundamental" under the section heading "Investment Restrictions" is amended to include the following clarification.

6.  Merger, Special Situations, Relative Value, Distressed, Event-Driven, Multi-Strategy, Selected Specialized Credit and Absolute Return Strategies and Investment Types.  The Fund will not invest in securities selected under a (1) Merger, (2) Special Situations, (3) Relative Value, (4) Distressed, (5) Event-Driven, (6) Multi-Strategy, (7) Selected Specialized Credit and (8) Absolute Return Strategies and Investment Types.  The Fund defines Merger Strategies as an investment in a target or acquiring company in anticipation of, rumor of or involvement in a merger or takeover.  However, the Fund is not required to dispose of the securities of a company solely because it becomes or is rumored to be the target or acquiring company in a merger or takeover transaction.  The Fund defines Special Situations as the purchase of securities of a company anticipated to be or engaged in a significant corporate event, announcement, restructuring or re-evaluation by the investment community.  However, the Fund is not required to dispose of securities of a company solely because the company becomes involved in a restructuring or significant corporate transaction or re-evaluation.  The Fund defines Relative Value as exploiting pricing inefficiencies between related securities that are mispriced or purchasing a security while simultaneously engaging in some sort of hedging strategy to protect against market or industry related risk.  The Fund defines Distressed as the purchase of securities trading at discounts to their value because of bankruptcy or potential for bankruptcy.  However, the Fund is not required to dispose of the securities of a company because it may or has entered bankruptcy.  The Fund defines Event-Driven as an investment based upon an unusual or non-recurring company-specific event or development rather than general business conditions or movements of the equity market as a whole.  Unusual or non-recurring company-specific events include a publicly announced takeover, tender offer, leveraged buyout, spin-off, carve-out, liquidation, litigation, regulatory change or other corporate reorganization.  However, the Fund is not required to dispose of the securities of a company solely because it becomes the subject of the events described above. The Fund defines Multi-Strategy as diversification of many investment strategies to reduce risk including incubating sub-strategies, while managing risk within and across subsets of a portfolio and employing tactical and strategic innovations.  The Fund defines Selected Specialized Credit Strategies as purchasing “off-the-run” and difficult to source investment securities; stressed, distressed or undervalued asset-backed securities; or leveraged and debtor-in-possession loans.  In addition, the Fund defines Selected Specialized Credit Strategies as purchasing senior secured corporate debt and engaging in a hedging strategy to protect against market or industry related risk.  The Fund defines Absolute Return Strategies as utilizing hedging and risk management strategies with the objective of producing a positive absolute return regardless of the direction of financial markets, risk-adjusted performance, minimizing drawdowns and limiting volatility and market correlation.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated February 24, 2009, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at (877) 743-7820 and by visiting www.sgmfunds.com.  You should retain this Supplement for future reference.